Exhibit 99.1

FOR IMMEDIATE RELEASE	Media Contact:	Investor Contacts:
	Martha Holler	Steve McGarry
	703/984-5178	703/984-6746
Joe Fisher
703/984-5755
SALLIE MAE REPORTS SECOND-QUARTER 2010 RESULTS
RESTON, Va., July 20, 2010—SLM Corporation (NYSE: SLM), commonly known as Sallie Mae, reported core earnings net income of $209 million ($.39 per diluted share) for the second quarter 2010, which included an after-tax gain of $57 million ($.11 per diluted share) from $1.4 billion of unsecured debt repurchases. These results compare to core earnings net income of $170 million ($.31 per diluted share) in the second quarter 2009. On a GAAP basis, net income was $338 million ($.63 per diluted share) in the second-quarter 2010, vs. a net loss of $123 million ($.32 per diluted share) in the year-ago period.
Core earnings net interest income after provision for loan losses was $377 million in the second quarter, compared to $343 million in the prior quarter and $55 million in the year-ago quarter.
CEO Albert Lord said, “Second quarter earnings were much improved from one year ago. On the credit front, it is quite evident that economic conditions continue to weigh heavily on our out-of-school customers, almost 20 percent of whom entered repayment in the last 8 months. We will continue to concentrate on service, quality private loan growth and new businesses that help families invest in college.”
Lord continued, “Management is intensely focused on refitting the company to its changed circumstances and enhancing value for our shareholders.”
Loan Originations
The company originated $3.1 billion in federal student loans in the 2010 second quarter, compared to $3.7 billion in the year-ago period. The decrease was the result of the termination of the guaranteed loan program effective June 30 and institutions’ transition to the government’s loan program.
During the second-quarter 2010, the company originated $219 million of private student loans, compared to $387 million in the year-ago period. Private student loan originations continue to be affected by increased federal student loan availability and more students’ enrollment at lower-cost institutions.
Private Education Loan Portfolio Quality
Managed private education loan charge-offs were $336 million in the second quarter compared to $284 million in the previous quarter and $355 million in the year-ago quarter. Delinquencies as a percentage of private education loans in repayment declined to 11.9 percent from the previous quarter’s 12.2 percent. The core earnings provision for private education loan losses was $349 million in the second quarter, compared to $325 million in the first quarter.

Sallie Mae	•	12061 Bluemont Way	•	Reston, VA 20190	•	www.SallieMae.com

Funding and Liquidity
The company completed a $1.2 billion long-term federal student loan securitization during the quarter and had $11.8 billion of primary liquidity at June 30, 2010.
Other Income and Operating Expenses
Core earnings fee income, which includes the gain on debt repurchases, was $308 million in the second quarter, compared to the year-ago quarter’s $528 million.
Core earnings operating expenses excluding restructuring and related asset impairments were $331 million for the quarter, compared to $298 million in the year-ago quarter. With the passage of legislation that ended federal loan originations, the company accelerated the strategic restructuring of its business and initiated several investments to improve future operating efficiencies and position the company for additional growth. Restructuring ($24 million) and other litigation expenses totaled $43 million in the quarter.
GAAP
Sallie Mae officially reports financial results on a GAAP basis and also presents certain core earnings performance measures. The company’s management, equity investors, credit rating agencies and debt capital providers use these core earnings measures to monitor the company’s business performance. Both a description of the core earnings treatment and a full reconciliation to the GAAP income statement can be found at: www.salliemae.com/about/investors/stockholderinfo/earningsinfo/, click on the Second Quarter 2010 Supplemental Earnings Disclosure.
The company adopted Financial Accounting Standards Board updates as of Jan. 1, 2010, and as a result, the company’s GAAP and core earnings presentations for securitization accounting are the same, and managed and on-balance sheet (GAAP) student loan portfolios are now the same size.
The primary difference between the company’s second-quarter 2010 core earnings and GAAP results is the impact of derivative and hedge accounting. Second-quarter 2010 GAAP results include the net impact of a $301 million unrealized, mark-to-market, pre-tax gain on certain derivative contracts that are recognized in GAAP, but not in core earnings, results.
Presentation slides for the conference call discussed below may be accessed on www.salliemae.com/about/investors/stockholderinfo/webcast.
***
The company will host an earnings conference call tomorrow, July 21, 2010, at 8 a.m. EDT. Sallie Mae executives will discuss various highlights of the quarter and to answer questions related to the company’s performance. Individuals interested in participating should call the following number tomorrow, July 21, starting at 7:45 a.m. EDT: (877) 356-5689 (USA and Canada) or (706) 679-0623 (International) and use access code 83583661. The conference call will be replayed continuously beginning at 11:30 a.m. EDT on July 21, 2010, and concluding at midnight EDT on Aug. 4, 2010. To access the replay, please dial (800) 642-1687 (USA and Canada) or dial (706) 645-9291 (International) and use access code 83583661. In addition, there will be a live audio Web cast of the conference call, which may be accessed at www.SallieMae.com. A replay will be available 30 to 45 minutes after the live broadcast.

Sallie Mae	•	12061 Bluemont Way	•	Reston, VA 20190	•	www.SallieMae.com

This press release contains “forward-looking statements” based on management’s current expectations as of the date of this release. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Because such statements inherently involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks include, among others, changes in the terms of student loans and the educational credit marketplace arising from the implementation of applicable laws and regulations, and from changes in such laws and regulations, adverse results in legal disputes, changes in the demand for educational financing or in financing preferences of educational institutions, students and their families, limited liquidity, increased financing costs and changes in the general interest rate environment. For more information, see the company’s filings with the Securities and Exchange Commission, including the forward-looking statements contained in the company’s Supplemental Financial Information Second Quarter 2010. All information in this release is as of July 20, 2010. The Company does not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in the Company’s expectations.
***
SLM Corporation (NYSE: SLM), commonly known as Sallie Mae, is the nation’s leading saving, planning and paying for education company. Sallie Mae’s saving programs, planning resources and financing options have helped more than 31 million people make the investment in higher education. Through its subsidiaries, the company manages $184 billion in education loans and serves 10 million student and parent customers. In addition, the company’s Upromise program has enabled 12 million members to earn more than $550 million in rewards to help pay for college. Its Upromise affiliates also manage more than $23 billion in 529 college-savings plans. Sallie Mae offers services to a range of institutional clients, including colleges and universities, student loan guarantors and state and federal agencies. More information is available at www.SallieMae.com. SLM Corporation and its subsidiaries are not sponsored by or agencies of the United States of America.
###

Sallie Mae	•	12061 Bluemont Way	•	Reston, VA 20190	•	www.SallieMae.com

SLM CORPORATION

Supplemental Earnings Disclosure

June 30, 2010
(In millions, except per share amounts)
(Unaudited)

	Quarters ended			Six months ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2010	2010	2009	2010	2009

SELECTED FINANCIAL INFORMATION AND RATIOS
GAAP Basis(1)
Net income (loss) attributable to SLM Corporation	$338	$240	$(123)	$578	$(144)
Diluted earnings (loss) per common share attributable to SLM Corporation common shareholders	$.63	$.45	$(.32)	$1.08	$(.42)
Return on assets	.68%	.50%	(.30)%	.59%	(.18)%
“Core Earnings” Basis(1)(2)(3)
“Core Earnings” net income attributable to SLM Corporation	$209	$212	$170	$421	$184
“Core Earnings” diluted earnings per common share attributable to SLM Corporation common shareholders	$.39	$.39	$.31	$.78	$.28
“Core Earnings” return on assets	.42%	.44%	.34%	.43%	.19%
OTHER OPERATING STATISTICS
Average on-balance sheet student loans	$184,571	$181,533	$153,588	$183,060	$151,636
Average off-balance sheet student loans	—	—	34,902	—	35,237

Average Managed student loans	$184,571	$181,533	$188,490	$183,060	$186,873

Ending on-balance sheet student loans, net	$183,643	$181,886	$154,157
Ending off-balance sheet student loans, net	—	—	33,961

Ending Managed student loans, net	$183,643	$181,886	$188,118

Ending Managed FFELP Stafford and Other Student Loans, net	$67,457	$64,346	$68,374
Ending Managed FFELP Consolidation Loans, net	81,035	82,178	85,272
Ending Managed Private Education Loans, net	35,151	35,362	34,472

Ending Managed student loans, net	$183,643	$181,886	$188,118

(1)	Diluted earnings per common share attributable to SLM Corporation common shareholders from continuing and discontinued operations on both a GAAP basis and “Core Earnings” basis for the quarters ended June 30, 2010, March 31, 2010 and June 30, 2009 and for the six months ended June 30, 2010 and 2009 was:

	Quarters ended			Six months ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2010	2010	2009	2010	2009
GAAP Basis
Diluted earnings (loss) per common share attributable to SLM Corporation common shareholders:
Continuing operations	$.63	$.45	$(.31)	$1.08	$(.31)
Discontinued operations	—	—	(.01)	—	(.11)

Total	$.63	$.45	$(.32)	$1.08	$(.42)

“Core Earnings” Basis(2)(3)
Diluted earnings (loss) per common share attributable to SLM Corporation common shareholders:
Continuing operations	$.39	$.39	$.32	$.78	$.39
Discontinued operations	—	—	(.01)	—	(.11)

Total	$.39	$.39	$.31	$.78	$.28

(2)	“Core Earnings” are non-GAAP measures and do not represent a comprehensive system of accounting. For a greater explanation of “Core Earnings,” see the section titled “Reconciliation of ‘Core Earnings’ Net Income to GAAP Net Income” and subsequent sections.

(3)	“Core Earnings” does not include Floor Income unless it is Fixed Rate Floor Income that is economically hedged. The amount of this Economic Floor Income (net of tax) excluded from “Core Earnings” for the three months ended June 30, 2010, March 31, 2010 and June 30, 2009 and for the six months ended June 30, 2010 and 2009 was:

	Quarters ended			Six months ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2010	2010	2009	2010	2009

Total Economic Floor Income earned on Managed loans, not included in “Core Earnings” (net of tax)	$1	$3	$89	$4	$168

Total Economic Floor Income earned, not included in “Core Earnings” (net of tax) per common share attributable to SLM Corporation common shareholders	$—	$.01	$.17	$.01	$.36

SLM CORPORATION

Consolidated Balance Sheets
(In thousands, except per share amounts)
(Unaudited)

	June 30,	March 31,	June 30,
	2010	2010	2009

Assets
FFELP Stafford and Other Student Loans (net of allowance for losses of $122,192; $119,522; and $102,857, respectively)	$47,280,248	$47,928,753	$44,044,636
FFELP Stafford Loans Held-for-Sale	20,177,860	16,418,101	18,159,232
FFELP Consolidation Loans (net of allowance for losses of $66,493; $66,693; and $50,181, respectively)	81,034,596	82,177,664	70,102,304
Private Education Loans (net of allowance for losses of $2,042,413; $2,018,676; and $1,396,707, respectively)	35,150,686	35,361,689	21,850,688
Cash and investments	7,680,116	8,241,961	8,212,439
Restricted cash and investments	6,252,914	6,115,399	5,245,702
Retained Interest in off-balance sheet securitized loans	—	—	1,820,614
Goodwill and acquired intangible assets, net	1,157,888	1,167,599	1,233,871
Other assets	8,584,404	10,101,919	10,514,309

Total assets	$207,318,712	$207,513,085	$181,183,795

Liabilities
Short-term borrowings	$46,472,435	$41,102,389	$47,331,576
Long-term borrowings	152,250,912	157,983,266	125,880,044
Other liabilities	3,508,617	3,671,734	3,120,636

Total liabilities	202,231,964	202,757,389	176,332,256

Commitments and contingencies
Equity
Preferred stock, par value $.20 per share, 20,000 shares authorized:
Series A: 3,300; 3,300; and 3,300 shares, respectively, issued at stated value of $50 per share	165,000	165,000	165,000
Series B: 4,000; 4,000; and 4,000 shares, respectively, issued at stated value of $100 per share	400,000	400,000	400,000
Series C: 7.25% mandatory convertible preferred stock: 810; 810; and 1,150 shares, respectively, issued at liquidation preference of $1,000 per share	810,370	810,370	1,149,770
Common stock, par value $.20 per share, 1,125,000 shares authorized: 553,571; 553,408; and 534,842 shares, respectively, issued	110,715	110,682	106,969
Additional paid-in capital	5,122,583	5,106,094	4,709,053
Accumulated other comprehensive loss, net of tax benefit	(43,333)	(42,511)	(48,683)
Retained earnings	391,169	72,062	229,865

Total SLM Corporation stockholders’ equity before treasury stock	6,956,504	6,621,697	6,711,974
Common stock held in treasury: 67,775; 67,564; and 67,128 shares, respectively	1,869,760	1,866,020	1,860,440

Total SLM Corporation stockholders’ equity	5,086,744	4,755,677	4,851,534
Noncontrolling interest	4	19	5

Total equity	5,086,748	4,755,696	4,851,539

Total liabilities and equity	$207,318,712	$207,513,085	$181,183,795

Supplemental information — assets and liabilities of variable interest entities:

	June 30,	March 31,	June 30,
	2010	2010	2009

FFELP Stafford and Other Student Loans	$66,130,975	$62,163,939	$59,530,772
FFELP Consolidation Loans	79,558,032	81,460,381	69,618,020
Private Education Loans	23,561,695	23,860,189	5,834,568
Restricted cash and investments	5,881,972	5,724,454	4,389,635
Other assets	2,856,872	4,323,164	3,567,605
Short-term borrowings	37,014,277	33,766,308	40,814,409
Long-term borrowings	127,904,461	130,114,526	90,454,256

SLM CORPORATION

Consolidated Statements of Income
(In thousands, except per share amounts)
(Unaudited)

	Quarters ended			Six months ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2010	2010	2009	2010	2009

Interest income:
FFELP Stafford and Other Student Loans	$325,042	$283,437	$323,939	$608,479	$666,755
FFELP Consolidation Loans	550,920	523,325	460,690	1,074,245	950,052
Private Education Loans	575,340	565,154	393,019	1,140,494	780,060
Other loans	7,254	8,996	18,468	16,250	34,888
Cash and investments	6,299	4,949	7,044	11,248	13,015

Total interest income	1,464,855	1,385,861	1,203,160	2,850,716	2,444,770
Total interest expense	568,933	531,384	819,459	1,100,317	1,846,006

Net interest income	895,922	854,477	383,701	1,750,399	598,764
Less: provisions for loan losses	382,239	359,120	278,112	741,359	528,391

Net interest income after provisions for loan losses	513,683	495,357	105,589	1,009,040	70,373

Other income:
Securitization servicing and Residual Interest revenue (loss)	—	—	87,488	—	(7,817)
Gains (losses) on sales of loans and securities, net	(3,515)	8,653	—	5,138	—
Gains (losses) on derivative and hedging activities, net	95,316	(82,410)	(561,795)	12,906	(457,770)
Contingency fee revenue	88,181	80,311	73,368	168,492	148,183
Collections revenue	17,219	21,966	23,933	39,185	67,589
Guarantor servicing fees	22,457	36,090	24,772	58,547	58,780
Other	164,899	190,410	399,065	355,309	591,523

Total other income	384,557	255,020	46,831	639,577	400,488

Expenses:
Operating expenses	346,520	328,020	308,164	674,540	603,280
Restructuring expenses	17,666	26,282	3,333	43,948	7,106

Total expenses	364,186	354,302	311,497	718,488	610,386

Income (loss) from continuing operations, before income tax expense (benefit)	534,054	396,075	(159,077)	930,129	(139,525)
Income tax expense (benefit)	196,103	155,795	(43,110)	351,898	(48,627)

Net income (loss) from continuing operations	337,951	240,280	(115,967)	578,231	(90,898)
Loss from discontinued operations, net of tax	—	—	(6,542)	—	(52,716)

Net income (loss)	337,951	240,280	(122,509)	578,231	(143,614)
Less: net income attributable to noncontrolling interest	133	140	211	273	492

Net income (loss) attributable to SLM Corporation	337,818	240,140	(122,720)	577,958	(144,106)
Preferred stock dividends	18,711	18,678	25,800	37,389	52,195

Net income (loss) attributable to SLM Corporation common stock	$319,107	$221,462	$(148,520)	$540,569	$(196,301)

Net income (loss) attributable to SLM Corporation:
Continuing operations, net of tax	$337,818	$240,140	$(116,178)	$577,958	$(91,390)
Discontinued operations, net of tax	—	—	(6,542)	—	(52,716)

Net income (loss) attributable to SLM Corporation	$337,818	$240,140	$(122,720)	$577,958	$(144,106)

Basic earnings (loss) per common share attributable to SLM Corporation common shareholders:
Continuing operations	$.66	$.46	$(.31)	$1.12	$(.31)
Discontinued operations	—	—	(.01)	—	(.11)

Total	$.66	$.46	$(.32)	$1.12	$(.42)

Average common shares outstanding	484,832	484,259	466,799	484,547	466,780

Diluted earnings (loss) per common share attributable to SLM Corporation common shareholders:
Continuing operations	$.63	$.45	$(.31)	$1.08	$(.31)
Discontinued operations	—	—	(.01)	—	(.11)

Total	$.63	$.45	$(.32)	$1.08	$(.42)

Average common and common equivalent shares outstanding	527,391	526,631	466,799	527,013	466,780

Dividends per common share attributable to SLM Corporation common shareholders	$—	$—	$—	$—	$—

SLM CORPORATION

Segment and “Core Earnings”

Consolidated Statements of Income
(In thousands)
(Unaudited)

	Quarter ended June 30, 2010
		Asset
		Performance		Total “Core		Total
	Lending	Group	Other	Earnings”(2)	Adjustments	GAAP

Interest income:
FFELP Stafford and Other Student Loans	$324,052	$—	$—	$324,052	$990	$325,042
FFELP Consolidation Loans	418,031	—	—	418,031	132,889	550,920
Private Education Loans	575,340	—	—	575,340	—	575,340
Other loans	7,254	—	—	7,254	—	7,254
Cash and investments	2,554	—	3,745	6,299	—	6,299

Total interest income	1,327,231	—	3,745	1,330,976	133,879	1,464,855
Total interest expense	571,952	—	—	571,952	(3,019)	568,933

Net interest income	755,279	—	3,745	759,024	136,898	895,922
Less: provisions for loan losses	382,239	—	—	382,239	—	382,239

Net interest income after provisions for loan losses	373,040	—	3,745	376,785	136,898	513,683

Other income:
Contingency fee revenue	—	88,181	—	88,181	—	88,181
Collections revenue	—	17,219	—	17,219	—	17,219
Guarantor servicing fees	—	—	22,457	22,457	—	22,457
Other income	127,587	—	53,009	180,596	76,104	256,700

Total other income	127,587	105,400	75,466	308,453	76,104	384,557

Expenses:
Direct operating expenses	166,761	75,256	52,872	294,889	9,710	304,599
Overhead expenses	27,325	11,115	3,481	41,921	—	41,921

Operating expenses	194,086	86,371	56,353	336,810	9,710	346,520
Restructuring expenses	15,762	(109)	2,013	17,666	—	17,666

Total expenses	209,848	86,262	58,366	354,476	9,710	364,186

Income from continuing operations, before income tax expense	290,779	19,138	20,845	330,762	203,292	534,054
Income tax expense(1)	106,600	7,016	7,641	121,257	74,846	196,103

Net income from continuing operations	184,179	12,122	13,204	209,505	128,446	337,951
Loss from discontinued operations, net of tax	—	—	—	—	—	—

Net income	184,179	12,122	13,204	209,505	128,446	337,951
Less: net income attributable to noncontrolling interest	—	133	—	133	—	133

Net income attributable to SLM Corporation	$184,179	$11,989	$13,204	$209,372	$128,446	$337,818

Economic Floor Income (net of tax) not included in “Core Earnings”	$1,231	$—	$—	$1,231

(1)	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

(2)	“Core Earnings” are non-GAAP measures and do not represent a comprehensive system of accounting. For a greater explanation of “Core Earnings,” see the section titled “Reconciliation of ‘Core Earnings’ Net Income to GAAP Net Income” and subsequent sections.

SLM CORPORATION

Segment and “Core Earnings”

Consolidated Statements of Income
(In thousands)
(Unaudited)

	Quarter ended March 31, 2010
		Asset
		Performance		Total “Core		Total
	Lending	Group	Other	Earnings”(2)	Adjustments	GAAP

Interest income:
FFELP Stafford and Other Student Loans	$274,347	$—	$—	$274,347	$9,090	$283,437
FFELP Consolidation Loans	363,755	—	—	363,755	159,570	523,325
Private Education Loans	565,154	—	—	565,154	—	565,154
Other loans	8,996	—	—	8,996	—	8,996
Cash and investments	445	—	4,504	4,949	—	4,949

Total interest income	1,212,697	—	4,504	1,217,201	168,660	1,385,861
Total interest expense	515,130	—	—	515,130	16,254	531,384

Net interest income	697,567	—	4,504	702,071	152,406	854,477
Less: provisions for loan losses	359,120	—	—	359,120	—	359,120

Net interest income after provisions for loan losses	338,447	—	4,504	342,951	152,406	495,357

Other income:
Contingency fee revenue	—	80,311	—	80,311	—	80,311
Collections revenue	—	21,966	—	21,966	—	21,966
Guarantor servicing fees	—	—	36,090	36,090	—	36,090
Other income	141,317	—	56,521	197,838	(81,185)	116,653

Total other income	141,317	102,277	92,611	336,205	(81,185)	255,020

Expenses:
Direct operating expenses	145,758	75,557	62,218	283,533	9,712	293,245
Overhead expenses	20,613	10,773	3,389	34,775	—	34,775

Operating expenses	166,371	86,330	65,607	318,308	9,712	328,020
Restructuring expenses	21,336	1,608	3,338	26,282	—	26,282

Total expenses	187,707	87,938	68,945	344,590	9,712	354,302

Income from continuing operations, before income tax expense	292,057	14,339	28,170	334,566	61,509	396,075
Income tax expense(1)	107,068	5,257	10,327	122,652	33,143	155,795

Net income from continuing operations	184,989	9,082	17,843	211,914	28,366	240,280
Loss from discontinued operations, net of tax	—	—	—	—	—	—

Net income	184,989	9,082	17,843	211,914	28,366	240,280
Less: net income attributable to noncontrolling interest	—	140	—	140	—	140

Net income attributable to SLM Corporation	$184,989	$8,942	$17,843	$211,774	$28,366	$240,140

Economic Floor Income (net of tax) not included in “Core Earnings”	$2,866	$—	$—	$2,866

(1)	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

(2)	“Core Earnings” are non-GAAP measures and do not represent a comprehensive system of accounting. For a greater explanation of “Core Earnings,” see the section titled “Reconciliation of ‘Core Earnings’ Net Income to GAAP Net Income” and subsequent sections.

SLM CORPORATION

Segment and “Core Earnings”

Consolidated Statements of Income
(In thousands)
(Unaudited)

	Quarter ended June 30, 2009
		Asset
		Performance		Total “Core		Total
	Lending	Group	Other	Earnings”(2)	Adjustments	GAAP

Interest income:
FFELP Stafford and Other Student Loans	$309,553	$—	$—	$309,553	$14,386	$323,939
FFELP Consolidation Loans	394,288	—	—	394,288	66,402	460,690
Private Education Loans	558,667	—	—	558,667	(165,648)	393,019
Other loans	18,468	—	—	18,468	—	18,468
Cash and investments	3,683	—	4,319	8,002	(958)	7,044

Total interest income	1,284,659	—	4,319	1,288,978	(85,818)	1,203,160
Total interest expense	832,030	—	—	832,030	(12,571)	819,459

Net interest income	452,629	—	4,319	456,948	(73,247)	383,701
Less: provisions for loan losses	401,790	—	—	401,790	(123,678)	278,112

Net interest income after provisions for loan losses	50,839	—	4,319	55,158	50,431	105,589

Other income:
Contingency fee revenue	—	73,368	—	73,368	—	73,368
Collections revenue	—	23,933	—	23,933	—	23,933
Guarantor servicing fees	—	—	24,772	24,772	—	24,772
Other income (loss)	359,363	—	46,273	405,636	(480,878)	(75,242)

Total other income	359,363	97,301	71,045	527,709	(480,878)	46,831

Expenses:
Direct operating expenses	133,547	76,348	52,354	262,249	9,687	271,936
Overhead expenses	21,475	11,223	3,530	36,228	—	36,228

Operating expenses	155,022	87,571	55,884	298,477	9,687	308,164
Restructuring expenses	4,147	(729)	(85)	3,333	—	3,333

Total expenses	159,169	86,842	55,799	301,810	9,687	311,497

Income (loss) from continuing operations, before income tax expense	251,033	10,459	19,565	281,057	(440,134)	(159,077)
Income tax expense (benefit)(1)	93,083	3,504	7,337	103,924	(147,034)	(43,110)

Net income (loss) from continuing operations	157,950	6,955	12,228	177,133	(293,100)	(115,967)
Loss from discontinued operations, net of tax	—	(6,478)	—	(6,478)	(64)	(6,542)

Net income (loss)	157,950	477	12,228	170,655	(293,164)	(122,509)
Less: net income attributable to noncontrolling interest	—	211	—	211	—	211

Net income (loss) attributable to SLM Corporation	$157,950	$266	$12,228	$170,444	$(293,164)	$(122,720)

Economic Floor Income (net of tax) not included in “Core Earnings”	$88,899	$—	$—	$88,899

(1)	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

(2)	“Core Earnings” are non-GAAP measures and do not represent a comprehensive system of accounting. For a greater explanation of “Core Earnings,” see the section titled “Reconciliation of ‘Core Earnings’ Net Income to GAAP Net Income” and subsequent sections.

Net income (loss) attributable to SLM Corporation:
Continuing operations, net of tax	$157,950	$6,744	$12,228	$176,922	$(293,100)	$(116,178)
Discontinued operations, net of tax	—	(6,478)	—	(6,478)	(64)	(6,542)

Net income (loss) attributable to SLM Corporation	$157,950	$266	$12,228	$170,444	$(293,164)	$(122,720)

SLM CORPORATION

Segment and “Core Earnings”

Consolidated Statements of Income
(In thousands)
(Unaudited)

	Six months ended June 30, 2010
		Asset
		Performance		Total “Core		Total
	Lending	Group	Other	Earnings”(2)	Adjustments	GAAP

Interest income:
FFELP Stafford and Other Student Loans	$598,399	$—	$—	$598,399	$10,080	$608,479
FFELP Consolidation Loans	781,786	—	—	781,786	292,459	1,074,245
Private Education Loans	1,140,494	—	—	1,140,494	—	1,140,494
Other loans	16,250	—	—	16,250	—	16,250
Cash and investments	2,999	—	8,249	11,248	—	11,248

Total interest income	2,539,928	—	8,249	2,548,177	302,539	2,850,716
Total interest expense	1,087,082	—	—	1,087,082	13,235	1,100,317

Net interest income	1,452,846	—	8,249	1,461,095	289,304	1,750,399
Less: provisions for loan losses	741,359	—	—	741,359	—	741,359

Net interest income after provisions for loan losses	711,487	—	8,249	719,736	289,304	1,009,040

Other income:
Contingency fee revenue	—	168,492	—	168,492	—	168,492
Collections revenue	—	39,185	—	39,185	—	39,185
Guarantor servicing fees	—	—	58,547	58,547	—	58,547
Other income	268,904	—	109,530	378,434	(5,081)	373,353

Total other income	268,904	207,677	168,077	644,658	(5,081)	639,577

Expenses:
Direct operating expenses	312,519	150,813	115,090	578,422	19,422	597,844
Overhead expenses	47,938	21,888	6,870	76,696	—	76,696

Operating expenses	360,457	172,701	121,960	655,118	19,422	674,540
Restructuring expenses	37,098	1,499	5,351	43,948	—	43,948

Total expenses	397,555	174,200	127,311	699,066	19,422	718,488

Income from continuing operations, before income tax expense	582,836	33,477	49,015	665,328	264,801	930,129
Income tax expense(1)	213,668	12,273	17,968	243,909	107,989	351,898

Net income from continuing operations	369,168	21,204	31,047	421,419	156,812	578,231
Loss from discontinued operations, net of tax	—	—	—	—	—	—

Net income	369,168	21,204	31,047	421,419	156,812	578,231
Less: net income attributable to noncontrolling interest	—	273	—	273	—	273

Net income attributable to SLM Corporation	$369,168	$20,931	$31,047	$421,146	$156,812	$577,958

Economic Floor Income (net of tax) not included in “Core Earnings”	$4,097	$—	$—	$4,097

(1)	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

(2)	“Core Earnings” are non-GAAP measures and do not represent a comprehensive system of accounting. For a greater explanation of “Core Earnings,” see the section titled “Reconciliation of ‘Core Earnings’ Net Income to GAAP Net Income” and subsequent sections.

SLM CORPORATION

Segment and “Core Earnings”

Consolidated Statements of Income
(In thousands)
(Unaudited)

	Six months ended June 30, 2009
		Asset
		Performance		Total “Core		Total
	Lending	Group	Other	Earnings‘(2)	Adjustments	GAAP

Interest income:
FFELP Stafford and Other Student Loans	$671,472	$—	$—	$671,472	$(4,717)	$666,755
FFELP Consolidation Loans	833,184	—	—	833,184	116,868	950,052
Private Education Loans	1,121,949	—	—	1,121,949	(341,889)	780,060
Other loans	34,888	—	—	34,888	—	34,888
Cash and investments	5,862	—	9,447	15,309	(2,294)	13,015

Total interest income	2,667,355	—	9,447	2,676,802	(232,032)	2,444,770
Total interest expense	1,790,909	—	—	1,790,909	55,097	1,846,006

Net interest income	876,446	—	9,447	885,893	(287,129)	598,764
Less: provisions for loan losses	750,876	—	—	750,876	(222,485)	528,391

Net interest income after provisions for loan losses	125,570	—	9,447	135,017	(64,644)	70,373

Other income:
Contingency fee revenue	—	148,183	—	148,183	—	148,183
Collections revenue	—	66,900	—	66,900	689	67,589
Guarantor servicing fees	—	—	58,780	58,780	—	58,780
Other income	461,731	—	96,054	557,785	(431,849)	125,936

Total other income	461,731	215,083	154,834	831,648	(431,160)	400,488

Expenses:
Direct operating expenses	257,262	159,769	98,140	515,171	19,446	534,617
Overhead expenses	40,701	21,271	6,691	68,663	—	68,663

Operating expenses	297,963	181,040	104,831	583,834	19,446	603,280
Restructuring expenses	5,684	(74)	1,496	7,106	—	7,106

Total expenses	303,647	180,966	106,327	590,940	19,446	610,386

Income (loss) from continuing operations, before income tax expense	283,654	34,117	57,954	375,725	(515,250)	(139,525)
Income tax expense (benefit)(1)	105,094	11,751	21,472	138,317	(186,944)	(48,627)

Net income (loss) from continuing operations	178,560	22,366	36,482	237,408	(328,306)	(90,898)
Loss from discontinued operations, net of tax	—	(52,588)	—	(52,588)	(128)	(52,716)

Net income (loss)	178,560	(30,222)	36,482	184,820	(328,434)	(143,614)
Less: net income attributable to noncontrolling interest	—	492	—	492	—	492

Net income (loss) attributable to SLM Corporation	$178,560	$(30,714)	$36,482	$184,328	$(328,434)	$(144,106)

Economic Floor Income (net of tax) not included in “Core Earnings”	$168,287	$—	$—	$168,287

(1)	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

(2)	“Core Earnings” are non-GAAP measures and do not represent a comprehensive system of accounting. For a greater explanation of “Core Earnings,” see the section titled “Reconciliation of ‘Core Earnings’ Net Income to GAAP Net Income” and subsequent sections.

Net income (loss) attributable to SLM Corporation:
Continuing operations, net of tax	$178,560	$21,874	$36,482	$236,916	$(328,306)	$(91,390)
Discontinued operations, net of tax	—	(52,588)	—	(52,588)	(128)	(52,716)

Net income (loss) attributable to SLM Corporation	$178,560	$(30,714)	$36,482	$184,328	$(328,434)	$(144,106)

SLM CORPORATION

Reconciliation of “Core Earnings” Net Income to GAAP Net Income
(In thousands, except per share amounts)
(Unaudited)

	Quarters ended			Six months ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2010	2010	2009	2010	2009

“Core Earnings” net income attributable to SLM Corporation(1)(2)	$209,372	$211,774	$170,444	$421,146	$184,328
“Core Earnings” adjustments:
Net impact of securitization accounting	—	—	(25,861)	—	(224,451)
Net impact of derivative accounting	301,421	120,107	(494,581)	421,528	(440,571)
Net impact of Floor Income	(88,419)	(48,886)	90,002	(137,305)	169,045
Net impact of acquired intangibles	(9,710)	(9,712)	(9,758)	(19,422)	(19,401)

Total “Core Earnings” adjustments before income tax effect	203,292	61,509	(440,198)	264,801	(515,378)
Net income tax effect	(74,846)	(33,143)	147,034	(107,989)	186,944

Total “Core Earnings” adjustments	128,446	28,366	(293,164)	156,812	(328,434)

GAAP net income (loss) attributable to SLM Corporation	$337,818	$240,140	$(122,720)	$577,958	$(144,106)

GAAP diluted earnings (loss) per common share attributable to SLM Corporation common shareholders	$.63	$.45	$(.32)	$1.08	$(.42)

(1) “Core Earnings” diluted earnings (loss) per common share attributable to SLM Corporation common shareholders	$.39	$.39	$.31	$.78	$.28

(2) Total Economic Floor Income earned on Managed loans, not included in “Core Earnings” (net of tax)	$1,231	$2,866	$88,899	$4,097	$168,287

Total Economic Floor Income earned, not included in “Core Earnings” (net of tax) per common share attributable to SLM Corporation common shareholders	$—	$.01	$.17	$.01	$.36

“Core Earnings”

In accordance with the rules and regulations of the Securities and Exchange Commission (“SEC”), we prepare financial statements in accordance with GAAP. In addition to evaluating the Company’s GAAP-based financial information, management evaluates the Company’s business segments on a basis that, as allowed under the Financial Accounting Standards Board’s (“FASB’s”) Accounting Standards Codification (“ASC”) 280, “Segment Reporting,” differs from GAAP. We refer to management’s basis of evaluating our segment results as “Core Earnings” presentations for each business segment and we refer to this information in our presentations with credit rating agencies and lenders. While “Core Earnings” are not a substitute for reported results under GAAP, we rely on “Core Earnings” to manage each operating segment because we believe these measures provide additional information regarding the operational and performance indicators that are most closely assessed by management.

Our “Core Earnings” are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. “Core Earnings” net income reflects only current period adjustments to GAAP net income as described below. Unlike financial accounting, there is no comprehensive, authoritative guidance for management reporting and as a result, our management reporting is not necessarily comparable with similar information for any other financial institution. Our operating segments are defined by products and services or by types of customers, and reflect the manner in which financial information is currently evaluated by management. Intersegment revenues and expenses are netted within the appropriate financial statement line items consistent with the income statement presentation provided to management. Changes in management structure or allocation methodologies and procedures may result in changes in reported segment financial information.

Limitations of “Core Earnings”

While GAAP provides a uniform, comprehensive basis of accounting, for the reasons described above, management believes that “Core Earnings” are an important additional tool for providing a more complete understanding of the Company’s results of operations. Nevertheless, “Core Earnings” are subject to certain general and specific limitations that investors should carefully consider. For example, as stated above, unlike financial accounting, there is no comprehensive, authoritative guidance for management reporting. Our “Core Earnings” are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. Unlike GAAP, “Core Earnings” reflect only current period adjustments to GAAP. Accordingly, the Company’s “Core Earnings” presentation does not represent a comprehensive basis of accounting. Investors, therefore, may not compare our Company’s performance with that of other financial services companies based upon “Core Earnings.” “Core Earnings” results are only meant to supplement GAAP results by providing additional information regarding the operational and performance indicators that are most closely used by management, the Company’s board of directors, rating agencies and lenders to assess performance.

Other limitations arise from the specific adjustments that management makes to GAAP results to derive “Core Earnings” results. For example, in reversing the unrealized gains and losses that result from ASC 815, “Derivatives and Hedging,” on derivatives that do not qualify for hedge accounting treatment, as well as on derivatives that do qualify but are in part ineffective because they are not perfect hedges, we focus on the long-term economic effectiveness of those instruments relative to the underlying hedged item and isolate the effects of interest rate volatility and changing credit spreads on the fair value of such instruments during the period. Under GAAP, the effects of these factors on the fair value of the derivative instruments (but often not on the underlying hedged item) tend to show more volatility in the short term. While our presentation of our results on a “Core Earnings” basis provides important information regarding the performance of our Managed portfolio, a limitation of this presentation is that we are presenting the ongoing spread income on loans that have been sold off-balance sheet for GAAP purposes to a trust managed by us. While we believe that our “Core Earnings” presentation presents the economic substance of our Managed loan portfolio, it understates earnings volatility from securitization gains, securitization servicing income and Residual Interest Income. Our “Core Earnings” results exclude certain Floor Income, which is real cash income, from our reported results and therefore may understate earnings in certain periods. Management’s financial planning and valuation of operating results, however, does not take into account Floor Income because of its inherent uncertainty, except when it is Fixed Rate Floor Income that is economically hedged through Floor Income Contracts.

Pre-Tax Differences between “Core Earnings” and GAAP

Our “Core Earnings” are the primary financial performance measures used by management to evaluate performance and to allocate resources. Accordingly, financial information is reported to management on a “Core Earnings” basis by reportable segment, as these are the measures used regularly by our chief operating decision makers. Our “Core Earnings” are used in developing our financial plans and tracking results, and also in establishing corporate performance targets and incentive compensation. Management believes this information provides additional insight into the financial performance of the Company’s core business activities. “Core Earnings” net income reflects only current period adjustments to GAAP net income, as described in the more detailed discussion of the differences between “Core Earnings” and GAAP that follows, which includes further detail on each specific adjustment required to reconcile our “Core Earnings” segment presentation to our GAAP earnings.

1)	Securitization Accounting: Under GAAP, prior to the adoption of topic updates to ASC 810, “Consolidation,” certain securitization transactions in our Lending operating segment were accounted for as sales of assets. Under “Core Earnings” for the Lending operating segment, we presented all securitization transactions on a “Core Earnings” basis as long-term non-recourse financings. The upfront “gains” on sale from securitization transactions, as well as ongoing “securitization servicing and Residual Interest revenue (loss)” presented in accordance with GAAP, were excluded from “Core Earnings” and were replaced by interest income, provisions for loan losses, and interest expense as earned or incurred on the securitization loans. We also excluded transactions with our off-balance sheet trusts from “Core Earnings” as they were considered intercompany transactions on a “Core Earnings” basis. On January 1, 2010, the Company prospectively adopted the topic updates to ASC 810, which resulted in the consolidation of these off-balance sheet securitization trusts at their historical cost basis. As of January 1, 2010, there are no longer differences between the Company’s GAAP and “Core Earnings” presentation for securitization accounting. As a result, effective January 1, 2010, the Company’s Managed and on-balance sheet (GAAP) portfolios are the same.

Upon the adoption of topic updates to ASC 810, the Company removed the $1.8 billion of Residual Interests (associated with its off-balance sheet securitization trusts as of December 31, 2009) from the consolidated balance sheet and the Company consolidated $35.0 billion of assets ($32.6 billion of which are student loans, net of a $550 million allowance for loan losses) and $34.4 billion of liabilities (primarily trust debt), which resulted in an approximate $750 million after-tax reduction of stockholders’ equity (recorded as a cumulative effect adjustment to retained earnings). After the adoption of topic updates to ASC 810, the Company’s results of operations no longer reflect securitization servicing and Residual Interest revenue (loss) related to these securitization trusts, but instead report interest income, provisions for loan losses associated with the securitized assets and interest expense associated with the debt issued from the securitization trusts to third parties, consistent with the Company’s accounting treatment of prior on-balance securitization trusts.

2)	Derivative Accounting: “Core Earnings” exclude periodic unrealized gains and losses that are caused primarily by the mark-to-market derivative valuations prescribed by ASC 815 on derivatives that do not qualify for hedge accounting treatment under GAAP. These unrealized gains and losses occur in our Lending operating segment. In our “Core Earnings” presentation, we recognize the economic effect of these hedges, which generally results in any cash paid or received being recognized ratably as an expense or revenue over the hedged item’s life.

3)	Floor Income: The timing and amount (if any) of Floor Income earned in our Lending operating segment is uncertain and in excess of expected spreads. Therefore, we only include such income in “Core Earnings” when it is Fixed Rate Floor Income that is economically hedged. We employ derivatives, primarily Floor Income Contracts and futures, to economically hedge Floor Income. As discussed above in “Derivative Accounting,” these derivatives do not qualify as effective accounting hedges, and therefore, under GAAP, they are marked-to-market through the “gains (losses) on derivative and hedging activities, net” line in the consolidated statement of income with no offsetting gain or loss recorded for the economically hedged items. For “Core Earnings,” we reverse the fair value adjustments on the Floor Income Contracts and futures economically hedging Floor Income and include in income the amortization of net premiums received on contracts economically hedging Fixed Rate Floor Income.

4)	Acquired Intangibles: Our “Core Earnings” exclude goodwill and intangible impairment and the amortization of acquired intangibles.